FORM OF

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of _______ ___, 2016, is entered into by and between The Chron Organization, Inc. (OTCPk: CHRO), a Nevada corporation, (“Chron” or the “Company”), and ________________ (the “Buyer”).

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

B. Upon the terms and conditions stated in this Agreement, the Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) a Convertible Note, in the form attached hereto as Exhibit A, in the principal amount of up to $____________ (the “Note”), convertible into shares of common stock, $0.001 par value per shares of common stock of the Company (“Common Stock”) (ii) and a two-year share purchase warrant entitling the Buyer to acquire shares of Common Stock in the form attached hereto as Exhibit B (the “Warrant”).

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company (i) the Note and (ii) the Warrant.

1.1. Form of Payment. On the Closing Date, (i) the Buyer shall pay the purchase price of $___________ (the “Purchase Price”) for the Note and Warrant by wire transfer of immediately available funds to an account designated by the Company, in accordance with the Company’s written wiring instructions and (ii) the Company shall deliver the Note and Warrant to the Buyer.

1.2. Closing Date. The date and time of the issuance and sale of the Note, Warrant and Security Agreement pursuant to this Agreement (the “Closing Date”) shall be on or about _______, 2016, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2. Buyer Representations, Warranties, Etc.; Access to Information; Independent Investigation.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

2.1. Without limiting Buyer’s right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, the Buyer is purchasing the securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

2.2. The Buyer is (i) an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the other Transaction Documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the Transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iv) able to afford the entire loss of its investment in the Securities.

2.3. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

2.4. The Buyer and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer, including those set forth on any annex attached hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries.

2.5. The Buyer understands that its investment in the Securities involves a high degree of risk.

2.6. The Buyer hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or any of its officers, directors and employees or any of their respective attorneys or agents, except as specifically set forth herein.

2.7. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

2.8. This Agreement and the other Transaction Documents to which the Buyer is a party, and the Transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

3. Certain Transactions. The Buyer covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any short sales as defined in Rule 200 of Regulation SHO under the Exchange Act (“Short Sales”), of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that Buyer no longer owns any Securities. For purposes of this Agreement, “Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the 1933 Act.

4. Governing Law; Miscellaneous.

4.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Dallas County, Texas or in the federal courts located in Dallas County, Texas. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

4.2. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

4.3. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

4.4. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

4.5. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Buyer.

4.6. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by e-mail to an executive officer, or by confirmed facsimile,

(b) the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c) the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to the Company:	The Chron Organization
Attn: Alex Rodriguez
5851 Legacy Circle, Suite 600
Plano, TX 75024

If to the Buyer:

4.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, the Buyer shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyer hereunder may be assigned by Buyer to a third party, including its financing sources, in whole or in part, without the need to obtain the Company’s consent thereto.

4.8. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

4.9. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

4.10. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

4.11. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

4.12. Buyer’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents on the Buyer are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that the Buyer may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyer may deem expedient.

4.13. Attorneys’ Fees and Cost of Collection. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:

The Chron Organization, Inc.

By:
Alex Rodriguez, CEO

The Buyer:

Printed Name:
Title:

EXHIBIT A

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE CHRON ORGANIZATION, INC.

CONVERTIBLE PROMISSORY NOTE

$_____________	________ __, 2016

Dallas, Texas

FOR VALUE RECEIVED, the Company promises to pay to the undersigned Investor, or his assigns, in lawful money of the United States of America the Principal sum of $____________ or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Convertible Promissory Note (the “Note”) or the unpaid Principal at a rate equal to ten percent (10%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid Principal, together with any then unpaid and accrued interest and other amounts payable hereunder, if not converted pursuant to Section 6 herein, shall be due and payable on the earlier of (i) two years from the date of this Note (the “Maturity Date”) or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof.

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) the “Company” includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

(b) “Event of Default” has the meaning given in Section 4 hereof.

(c) “Investor” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

(d) “Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of the Company; (b) the ability of the Company to pay or perform the Obligations in accordance with the terms of this Note and the other Transaction Documents and to avoid an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, under any Transaction Document; or (c) the rights and remedies of Investor under this Note, the other Transaction Documents or any related document, instrument or agreement through no fault of the Company.

(e) “Agreement” has the meaning given in the introductory paragraph hereof.

(f) “Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note, the Agreement and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

(g) “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(h) “Securities Act” shall mean the Securities Act of 1933, as amended.

(i) “Transaction Documents” shall mean this Note, the Securities Purchase Agreement, the Warrant, the Security Agreement and any other document executed in connection with this Note.

2. Interest. Interest shall be at a rate equal to ten percent (10%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. Accrued interest on this Note shall be payable at maturity.

3. Prepayment. The Company may prepay this Note in whole or in part; provided that any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

4. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Transaction Documents:

(a) Failure to Pay. The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder or (ii) any other payment or other requirement under the terms of this Note or any other Transaction Document on the date due; or

(b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement; or

(d) Material Adverse Effect. One or more conditions exist or events have occurred which could reasonably indicate, or reasonably result in, a Material Adverse Effect.

5. Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Investor may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 4(b) and 4(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Investor may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

6. Conversion.

(a) Conversion. All or a portion of this Note shall be convertible at the option of the Investor into that number of shares of the Company’s Common Stock as is determined by dividing such Principal amount and accrued interest by seventy percent (70%) of the VWAP (volume weighted average price) over the prior ten (10) day trading period from date of notice of conversion, but in no event shall the price be less than $0.02 (adjusted to reflect subsequent stock dividends, stock splits, combinations or recapitalizations) (the “Conversion Price”). Before Investor shall be entitled to convert this Note into shares of Common Stock the Investor is entitled to, Investor shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice to the Company at its principal corporate office, of the election to convert the same pursuant to this Section, and shall state therein the amount of the unpaid principal amount of this Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue instructions to its transfer agent to issue to Investor a certificate or certificates for the number of shares of Common Stock to which Investor shall be entitled upon conversion together with a replacement Note (if any principal amount is not converted in its entirety) and any other securities and property to which Investor is entitled upon such conversion under the terms of this Note. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note, and the Person or Persons entitled to receive the shares of Common Stock upon such conversion shall be treated for all purposes as the record Investor or Investors of such shares of Common Stock as of such date.

(b) Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Investor upon the conversion of this Note, the Company shall pay to Investor an amount equal to the product obtained by multiplying the conversion price by the fraction of a share not issued pursuant to the previous sentence. In addition, the Company shall pay to Investor any interest accrued on the amount to be paid to the Company pursuant to the previous sentence. Upon conversion of this Note in full and the payment of any amounts specified in this Section 6(a), the Company shall be forever released from all its obligations and liabilities under this Note.

7. Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 10 below, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Investor.

9. Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Investor’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Investor promptly after such determination has been made. Subject to the foregoing transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Note and Warrant Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

10. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Investor.

11. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Agreement, or at such other address or facsimile number as the Company shall have furnished to Investor in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

12. Payment. Payment shall be made in lawful tender of the United States.

13. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of law provisions of the State of Texas, or of any other state.

IN WITNESS WHEREOF, the undersigned has executed this Convertible Promissory Note as of the date first set forth above.

THE COMPANY:

The Chron Organization, Inc.

By:
Alex Rodriguez, CEO

The Investor:

Printed Name:
Title:

EXHIBIT B

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO The Chron Organization, Inc. THAT SUCH REGISTRATION IS NOT REQUIRED.

THE CHRON ORGANIZATION, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

1. Issuance. In consideration of good and valuable consideration as set forth in the Securities Purchase Agreement (defined below), the receipt and sufficiency of which are hereby acknowledged by The Chron Organization, Inc. (OTCPk: CHRO), a Nevada corporation (the “Company”); _____________________, his/its successors and/or assigns (the “Holder”), is hereby granted the right to purchase at any time on or after the Issue Date (as defined below) until the date which is the last calendar day of the month in which the second anniversary of the Issue Date occurs (the “Expiration Date”), an amount of fully paid and non-assessable shares as determined by the Warrant Calculation as defined below (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), as such number of Warrant Shares may be adjusted from time to time pursuant to the terms and conditions of this Warrant to Purchase Shares of Common Stock (this “Warrant”). This Warrant is being issued pursuant to the terms of that certain Securities Purchase Agreement dated ________ __, 2016, to which the Company and the Holder are parties (as the same may be amended from time to time, the “Purchase Agreement”).

Unless otherwise indicated herein, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

This Warrant was originally issued to the Holder on ________ __, 2016 (the “Issue Date”).

2. Definitions. As used in this Note, the following capitalized terms have the following meanings:

“Affiliate” shall mean an affiliate as such term is defined in Rule 144 under the Securities Act of 1933, as amended (or a successor rule).

“Aggregate Exercise Price Payable” shall mean the product of multiplying the number of Warrant Shares exercisable by the Exercise Price.

“Closing Price” shall mean the 4:00 P.M. last sale price of the Common Stock on the Principal Market on the relevant Trading Day(s), as reported by OTC Markets (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by the Holder and reasonably acceptable to the Company) for the relevant date.

“Common Stock Equivalents” shall mean any stock or securities (convertible into or exercisable or exchangeable) for shares of Common Stock, not including the Company’s employee stock ownership plan.

“Exercise Price” shall mean $0.05 per share.

“Market Price” shall mean the Closing Price for the Common Stock on the Trading Day that is five Trading Days prior to the Exercise Date or the Issue Date, whichever is greater.

“Note” shall mean that certain Convertible Secured Promissory Note issued by the Company to the Holder pursuant to the Securities Purchase Agreement, as the same may be amended from time to time, and including any promissory note(s) that replace or are exchanged for such referenced promissory note.

“Trading Day” means any day during which the principal market on which the Common Stock is traded (the “Principal Market”) shall be open for business.

“Warrant Calculation” shall mean the calculation to determine the number of Warrants issued hereunder computed using the following formula:

Z times twenty (20) = Warrants

Where Z = the Amount Invested per the Securities Purchase Agreement converted to a number

(i.e. $100,000 converted to 100,000 x 20 = 2,000,000 Warrants)

3. Exercise of Warrant. This Warrant is exercisable in whole or in part at any time and from time to time commencing on the Issue Date and ending on the Expiration Date. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by email or facsimile transmission) a completed and duly executed Notice of Exercise substantially in the form attached to this Warrant as Exhibit W-A (the “Notice of Exercise”). The date such Notice of Exercise is either faxed, emailed or delivered to the Company shall be the “Exercise Date,” provided that, if such exercise represents the full exercise of the outstanding balance of the Warrant, the Holder shall tender this Warrant to the Company within five (5) Trading Days thereafter, but only if the Warrant Shares to be delivered pursuant to the Notice of Exercise have been delivered to the Holder as of such date. The Notice of Exercise shall be executed by the Holder and shall indicate the number of Warrant Shares (as defined below) to be issued pursuant to such exercise.

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. The Holder shall not, by virtue of this Warrant alone, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder with respect to or arising under this Warrant are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6. Call Provision. Notwithstanding anything to the contrary contained in this Warrant, this Warrant is callable (redeemable) at the Company’s option commencing six (6) months from the Initial Exercise Date, provided the Common Stock trades at a VWAP of $0.10 or greater for ten (10) consecutive Trading Days on the Trading Market (the “Call Condition”). Commencing at any time after the date on which the Call Condition is satisfied, the Company shall have the right, upon 20 days’ notice to the Holder given not later than fifteen (15) Trading Days after the date on which the Call Condition is satisfied (the “Redemption Notice”), to redeem the number of Warrant Shares specified in the applicable Call Condition at a price of $.001 per Warrant Share (the “Redemption Price”), on the date set forth in the Redemption Notice, but in no event earlier than 20 days following the date of the receipt by the Holder of the Redemption Notice (the “Redemption Date”). The Holder may exercise this Warrant at any time (in whole or in part) prior to the Redemption Date at the Exercise Price. Any portion of this Warrant that is subject to the applicable Call Condition which is not exercised by the Redemption Date shall no longer be exercisable and shall be returned to the Company (and, if not so returned, shall automatically be deemed canceled).

7. Certain Adjustments.

7.1. Capital Adjustments. If the Company shall at any time prior to the expiration of this Warrant subdivide the Common Stock, by split-up or stock split, or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Warrant Shares issuable upon the exercise of this Warrant shall forthwith be automatically increased proportionately in the case of a subdivision, split or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, Market Price (in the event of a cashless exercise),, and other applicable amounts, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 5.1 shall become effective automatically at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

7.2. Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 5.1 above), then the Company shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per Warrant Share payable hereunder, provided the aggregate purchase price shall remain the same.

8. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant Agent (as defined below) appointed pursuant to Section 8 hereof. Nothing in this Section 6 shall be deemed to limit any other provision contained herein.

9. Transfer to Comply with the Securities Act. This Warrant, and the Warrant Shares, have not been registered under the 1933 Act. This Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant may only be sold, transferred, pledged or hypothecated (other than to an Affiliate) if (a) there exists an effective registration statement under the 1933 Act relating to such security or (b) the Company has received an opinion of counsel reasonably satisfactory to the Company that registration is not required under the 1933 Act. Until such time as registration has occurred under the 1933 Act, each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section 7. Any such transfer shall be accompanied by a transferor assignment substantially in the form attached to this Warrant as Exhibit W-B (the “Transferor Assignment”), executed by the transferor and the transferee and submitted to the Company. Upon receipt of the duly executed Transferor Assignment, the Company shall register the transferee thereon as the new Holder on the books and records of the Company and such transferee shall be deemed a “registered holder” or “registered assign” for all purposes hereunder, and shall have all the rights of the Holder.

10. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the Holder as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11. Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Securities Purchase Agreement, the terms of which are incorporated herein by reference.

12. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant, together with the Purchase Agreement and all the other Transaction Documents, taken together, contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings with respect to the subject matter hereof and thereof other than as expressly contained herein and therein.

13. Governing Law. This Warrant shall be governed by and interpreted in accordance with the laws of the State of Texas, without giving effect to the principles thereof regarding the conflict of laws. The Company and, by accepting this Warrant, the Holder, each irrevocably (a) consent to and expressly submit to the exclusive personal jurisdiction of any state or federal court sitting in Dallas County, Texas in connection with any dispute or proceeding arising out of or relating to this Warrant, (b) agree that all claims in respect of any such dispute or proceeding may only be heard and determined in any such court, (c) expressly submit to the venue of any such court for the purposes hereof, and (d) waive any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. The Company and, by accepting this Warrant, the Holder, each hereby irrevocably consent to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by reputable overnight courier (e.g., FedEx) or certified mail, postage prepaid, to such party’s address as provided for herein, such service to become effective ten (10) calendar days after such mailing. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14. Remedies. The remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and, without limiting any other remedies available to the Holder in the Transaction Documents, law or equity, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Signature delivered via facsimile or email shall be considered original signatures for purposes hereof.

16. Descriptive Headings. Descriptive headings of the sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

17. Attorney’s Fees. In the event of any litigation or dispute arising from this Warrant, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by said prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

18. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this __ day of ______, 2016.

THE COMPANY:

The Chron Organization, Inc.

By:
Alex Rodriguez, CEO

EXHIBIT W-A

NOTICE OF EXERCISE OF WARRANT

TO:	The Chron Organization, Inc.
Attn:
Via Fax to:
Via Email to:

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant to Purchase Shares of Common Stock dated as of _________, 2016 (the “Warrant”), to purchase shares of the common stock, $0.001 par value (“Common Stock”), of The Chron Organization, Inc., and tenders herewith payment in accordance with Section 2 of the Warrant, as follows:

_______ CASH: $__________________________ = (Exercise Price x Warrant Shares)

_______ Payment is being made by:

_____ enclosed check

_____ wire transfer

_____ other

As contemplated by the Warrant, this Notice of Exercise is being sent by facsimile or email to the fax number and officer indicated above.

If this Notice of Exercise represents the full exercise of the outstanding balance of the Warrant, the Holder either (1) has previously surrendered the Warrant to the Company or (2) will surrender (or cause to be surrendered) the Warrant to the Company at the address indicated above by express courier within five (5) Trading Days after delivery or email or facsimile transmission of this Notice of Exercise; provided that the Warrant Shares to be delivered pursuant to this Notice of Exercise have been delivered to the Holder as of such date.

To the extent the Warrant Shares are not able to be delivered to the Holder via the DWAC system, please deliver certificates representing the Warrant Shares to the Holder via reputable overnight courier after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:

Dated:

[Name of Holder]

By:

EXHIBIT W-B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of the Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the Warrant to Purchase Shares of Common Stock dated as of _________, 2016 (the “Warrant”) to purchase the percentage and number of shares of common stock, $0.001 par value (“Common Stock”), of The Chron Organization, Inc.. specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s), and appoints each such person attorney to transfer the undersigned’s respective right on the books of The Chron Organization, Inc. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated:___________, ______

[Transferor Name must conform to the name of Holder as specified on the face of the Warrant]

By:
Name:

Signed in the presence of:

(Name)

ACCEPTED AND AGREED:

[TRANSFEREE]

By:
Name: